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United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2008
MRV COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, CA (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
On October 2, 2008, registrant issued a press release announcing revised revenue guidance for the three months ended September 30, 2008, a copy of which is set forth in Exhibit 99.1 attached hereto.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.
Item 8.01 Other Events.
Legal Proceedings.
Registrant is aware that through September 30, 2008, six separate lawsuits have been filed to which registrant has been named a party, each of which is based on facts disclosed in registrant’s press release of June 5, 2008, which was included as Exhibit 99.1 to registrant’s Current Report on Form 8-K filed with the SEC on June 6, 2008.
For information on the lawsuits filed on
•	June 13, 2008 (the “Rubin Lawsuit”),

•	July 3, 2008 (the “Ke Lawsuit”),

•	July 8, 2008 (the “Anits Lawsuit”),

•	July 11, 2008 (the “Ramsey Lawsuit”), and

•	July 30, 2008, (the “Leopold Lawsuit”),
see Item 8.01 of registrant’s Form 8-K filed with the SEC on August 1, 2008.
On August 15, 2008, another stockholder derivative lawsuit related to registrant’s stock option practices was filed in the United States District Court for the Central District of California by Donald Gautreaux against registrant, its directors and certain of registrant’s present and former executive officers. The complaint seeks to recover from the defendants unspecified compensatory and punitive damages, to require registrant to undertake reforms to corporate governance and internal control procedures, to impose a constructive trust over stock options and proceeds derived therefrom, to rescind improperly priced options and to recover costs of suit, including legal and other professional fees.

Nasdaq Listing
As previously reported (see Item 3.01 of registrant’s Form 8-K filed with the SEC on August 18, 2008), on August 14, 2008, registrant received a Staff Determination letter from the Nasdaq Stock Market stating that it was not in compliance with Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. In response to the Staff Determination letter, registrant requested a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”), which is scheduled for October 16, 2008. In its submission to the Panel in connection with the hearing, registrant has requested that its common stock continue to be listed on the Nasdaq Stock Market pending completion of the Special Committee’s review of the Company’s stock option practices, the preparation of restated financial statements and the filing of its Form 10-Q for the quarter ended June 30, 2008.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s revenue release of October 2, 2008 announcing revised revenue guidance for the three months ended September 30, 2008 (furnished pursuant to Item 2.02).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 6, 2008

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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